INVESCO STOCK FUNDS, INC.

        INVESCO Mid-Cap Growth Fund--Investor Class, Institutional Class,
                              Class A, B, C, and K

                        Supplement dated August 14, 2003
         to the Statement of Additional Information dated August 1, 2003


The Board of Directors of INVESCO Stock Funds, Inc. (the "Company") approved, on August 12-13, 2003, a name change for the Company. Effective as of October 1, 2003, the name of the Company will be "AIM Stock Funds, Inc."

The Board of Directors of the Company also approved, on August 12-13, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the redomestication of the Company as a Delaware statutory trust (the "Trust") and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

The Plan provides for a series of transactions to convert each series portfolio of the Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. The Trust, like the Company, will operate as an open-end management investment company.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The proposed Redomestication requires the approval of the Company's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Redomestication is expected to be consummated shortly thereafter. If shareholders of the Company do not approve the proposed Redomestication, the Company will continue to operate as a Maryland corporation.

Effective October 1, 2003, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, will replace INVESCO Funds Group, Inc. as transfer agent.

Effective   August  18,  2003,  the  section  of  the  Statement  of  Additional
Information entitled "Distributor - Class C." is amended to (i) delete the third paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Sales Charges and Dealer Concessions" is amended to (i) delete the sixth paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Contingent Deferred Sales Charge Exceptions" is amended to
(i) delete subsection [i] of the second bullet in its entirety and (ii) substitute the following in its place:

(i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a fund.

The following replaces the information relating to James T. Bunch in the table relating to the directors and officers of the Funds in the column entitled "Principal Occupation(s) During Past 5 Years":

     Co-President and Founder of Green, Manning & Bunch Ltd., Denver, Colorado (1988-present) (investment banking firm); Director, Policy Studies, Inc. and Van Gilder Insurance Corporation; formerly, General Counsel and Director of Boettcher & Co., Denver, Colorado; and formerly, Chairman and Managing Partner, law firm of Davis, Graham & Stubbs, Denver, Colorado.